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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                               SEPTEMBER 27, 1996



                               SAFEGUARD HEALTH ENTERPRISES, INC.
            --------------------------------------------------------
             (Exact Name of registrant as specified in its charter)



    DELAWARE                         0-12050                     52-1528581
    --------                         -------                     ----------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


     505 NORTH EUCLID STREET, P. O. BOX 3210, ANAHEIM, CALIFORNIA 92803-3210
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



       Registrant's telephone number, including area code:  (714) 778-1005
                                                            --------------


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     ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On September 27, 1996, Safeguard Health Enterprises, Inc. ("Enterprises" or the "Company"), announced that it had completed the acquisition of all the outstanding shares of both First American Dental Benefits, Inc., dba American Dental Corporation ("First American"), a privately held managed dental care company based in Dallas, Texas, and T.R.C. Agency, Inc., a Texas corporation ("T.R.C."), an affiliated marketing entity, for total consideration of approximately $23.5 Million. (Exhibit "A" attached hereto).

     Pursuant to the terms of the definitive Stock Purchase Agreement dated as of August 9, 1996 (Exhibit "B" attached hereto), by and among the Company, First American, James L. Davenport, D.D.S. ("Dr. Davenport"), Martin J. Rinker, D.D.S. ("Dr. Rinker"), and William N. Rees, Jr. ("Mr. Rees"), the beneficial and record owners of all of the issued and outstanding capital stock of First American (the "First American Shares"), Enterprises paid Eleven Million Nine Hundred Fifty Thousand Dollars ($11,950,000) for all of the outstanding First American Shares.

     The Company also paid Mr. Rees an aggregate of Fifty Thousand Dollars ($50,000) as consideration for Mr. Rees entering into a Non-Competition Agreement by and between Mr. Rees and the Company. In addition, the Company will pay Dr. Rinker and Dr. Davenport, the aggregate sum of Three Million Five Hundred Seventy-Six Thousand Dollars ($3,576,000) payable over three (3) years ($1,192,000 per year) and subject to applicable withholding, as consideration for a five (5) year Non-Competition Agreement among the Company, Dr. Davenport, and Dr. Rinker.

     Pursuant to the terms of the definitive First American Stock Purchase Agreement, First American, Metroplex Dental Group/Irving, L.L.P. ("Metroplex"), Dr. Davenport, and Dr. Rinker, entered into an Assignment and Assumption Agreement dated September 26, 1996, (Exhibit "C" attached hereto) whereby Metroplex assigned to First American, certain dental plan contracts. Metroplex is affiliated through common ownership with First American, in that Metroplex has historically received substantially all of its administrative services from First American, and that certain Metroplex members have received services from dental clinics operated by the owners of First American.

     First American provides managed dental care services through a network of approximately 490 dental care providers. First American provides managed dental care services to approximately 175,000 members in the State of Texas, adding to the Company's existing business in that state.

     Pursuant to the terms of the definitive Stock Purchase Agreement dated August 9, 1996 (Exhibit "D" attached hereto), by and among Enterprises, T.R.C., and Dr. Davenport and Dr. Rinker, the beneficial and record owners of all of the issued and outstanding capital stock (the "T.R.C. Shares") of T.R.C., Enterprises paid Eight Million


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Dollars ($8,000,000) for all of the outstanding T.R.C. Shares.  T.R.C. is a marketing entity affiliated with First American.

     Enterprises financed the acquisition of all of the First American Shares, the T.R.C. Shares, and the Non-Competition Agreements by and between Mr. Rees and the Company, and by and among Dr. Davenport, Dr. Rinker, and the Company, through a credit agreement with Bank of America National Trust and Savings Association. (Exhibit "E" attached hereto).

     The acquisition of First American and T.R.C. by Enterprises was subject to the Texas Department of Insurance's ("Department") approval of the Company's acquisition of First American. On September 25, 1996, the Commissioner of Insurance of the State of Texas executed an Official Order approving the acquisition of control of First American by Enterprises. (Exhibit "F" attached hereto).

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     The following financial statements of First American for the six (6) months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993, and independent auditors' report, are filed as Exhibit "G" attached hereto:

          1. Balance sheets as of June 30, 1996, and December 31, 1995, 1994, and 1993;

          2. Statement of income for the six months ended June 30, 1996, and for the years ended December 31, 1995, 1994, and 1993;

          3. Statement of stockholders' equity for the period ended June 30, 1996, and for the years ended December 31, 1995, 1994, and 1993;

          4. Statements of cash flows for six months ended June 30, 1996, and years ended December 31, 1995, 1994, and 1993; and

          5. Notes to financial statements for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993.

     The following financial statements of Metroplex for the six (6) months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993, and independent auditors' report, are filed as Exhibit "H" attached hereto:

          1. Balance sheets as of June 30, 1996, and December 31, 1995, 1994, and 1993;


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          2.   Statements of income for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993;

          3. Statements of cash flows for the six months ended June 30, 1996, and years ended December 31, 1995, 1994, and 1993;

          4. Statements of owners' equity (deficit) for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993; and

          5. Notes to financial statements for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993.

     The following financial statements of T.R.C. for the six (6) months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993, and independent auditors' report, are filed as Exhibit "I" attached hereto:

          1. Audited balance sheets as of June 30, 1996, and December 31, 1995, 1994, and 1993;

          2. Statements of income for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993;

          3. Statements of stockholders' equity (deficit) for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993;

          4. Statements of cash flow for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993; and

          5. Notes to financial statements for the six months ended June 30, 1996, and the years December 31, 1995, 1994, and 1993.

     (b)  PRO FORMA FINANCIAL INFORMATION

     The following pro forma financial statements of Enterprises are filed as Exhibit "J" and attached hereto:

          1. Unaudited pro forma condensed consolidated financial statements of Enterprises as of and for the six months ended June 30, 1996, and the year ended December 31, 1995;

               (i) Pro forma consolidated unaudited balance sheet as of June 30, 1996;

               (ii) Pro forma consolidated unaudited statement of
                    operations for the six months ended June 30, 1996;


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               (iii) Pro forma consolidated unaudited statement of
                     operations for the year ended December 31, 1995; and

               (iv) Notes to pro forma consolidated unaudited financial statements.

     (c)  EXHIBITS

          1. Financial statements of First American Dental Benefits, Inc. for the six months ended June 30, 1996, the years ended December 31, 1995, 1994, and 1993, and independent auditors' report (Exhibit "G" attached hereto);

          2. Financial statements of Metroplex Dental Plan for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993, and independent auditors' report (Exhibit "H" attached hereto);

          3. Financial statements of T.R.C. Agency, Inc., for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993, and independent auditors' report (Exhibit "I" attached hereto); and

          4. Unaudited pro forma condensed consolidated financial statements of Safeguard Health Enterprises, Inc., for the six months ended June 30, 1996, and the year ended December 31, 1995, and independent auditors' report (Exhibit "J" attached hereto).



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        SAFEGUARD HEALTH ENTERPRISES, INC.


                                        By:  /S/ JOHN E. COX
                                           -------------------------------------
                                             JOHN E. COX
                                             Executive Vice President and Chief
                                             Operating Officer


DATE: October 9, 1996                   By:  /S/ RONALD I. BRENDZEL, J.D.
                                           -------------------------------------
                                             RONALD I. BRENDZEL, J.D.
                                             Senior Vice President and Secretary


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                                  EXHIBIT LIST


DOCUMENT                                                                 EXHIBIT
--------                                                                 -------

Press Release. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     A

Stock Purchase Agreement dated as of August 9, 1996 between
First American and Enterprises [excluding schedules and exhibit](1). . . .     B

Assignment and Assumption Agreement [excluding schedule](2). . . . . . . .     C

Stock Purchase Agreement dated as of August 9, 1996 between
T.R.C. and Enterprises [excluding schedules and exhibit](1). . . . . . . .     D

Credit Agreement with Bank of America. . . . . . . . . . . . . . . . . . .     E

Official Order of the Commissioner of Insurance of the State of Texas. . .     F

Financial Statements of First American Dental Benefits, Inc. . . . . . . .     G

    -  Balance sheets as of June 30, 1996, and December 31, 1995, 1994, and
       1993;

    - Statement of income for the six months ended June 30, 1996, and for the years ended December 31, 1995, 1994, and 1993;

    - Statement of stockholders' equity for the period ended June 30, 1996, and for the years ended December 31, 1995, 1994, and 1993;

    - Statements of cash flows for six months ended June 30, 1996, and years ended December 31, 1995, 1994, and 1993; and

    - Notes to financial statements for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993.

Financial Statements of Metroplex Dental Group/Irving, L.L.P.. . . . . . .     H

    -  Balance sheets as of June 30, 1996, and December 31, 1995, 1994, and
       1993;



--------------------------
(1) ENTERPRISES AGREES TO FURNISH A SUPPLEMENTAL COPY OF THE SCHEDULES AND EXHIBIT TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

(2) ENTERPRISES AGREES TO FURNISH A SUPPLEMENTAL COPY OF THE LIST OF CONTRACTS ASSUMED BY FIRST AMERICAN TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.


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DOCUMENT                                                                 EXHIBIT
--------                                                                 -------

    - Statements of income for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993;

    - Statements of cash flows for the six months ended June 30, 1996, and years ended December 31, 1995, 1994, and 1993;

    - Statements of owners' equity (deficit) for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993; and

    - Notes to financial statements for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993.

Financial Statements of T.R.C. Agency, Inc.. . . . . . . . . . . . . . . .     I

    - Audited balance sheets as of June 30, 1996, and December 31, 1995, 1994, and 1993;

    - Statements of income for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993;

    - Statements of stockholders' equity (deficit) for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993;

    - Statements of cash flow for the six months ended June 30, 1996, and the years ended December 31, 1995, 1994, and 1993; and

    - Notes to financial statements for the six months ended June 30, 1996, and the years December 31, 1995, 1994, and 1993.

Unaudited pro forma condensed consolidated financial statements of Safeguard Health Enterprises, Inc., for the six (6) months ended
June 30, 1996, and the year ended December 31, 1995, and
independent auditors' report . . . . . . . . . . . . . . . . . . . . . . .     J

    -  Pro forma consolidated unaudited balance sheet as of June 30, 1996;

    - Pro forma consolidated unaudited statement of operations for the six months ended June 30, 1996;

    - Pro forma consolidated unaudited statement of operations for the year ended December 31, 1995; and

    -  Notes to pro forma consolidated unaudited financial statements.


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